Westar Energy Investor Update – November 1, 2016

Forward-Looking Disclosures NOVEMBER 1, 2016 INVESTOR UPDATE 2 Forward Looking Statements Forward-looking statements: Certain matters discussed in this news release are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2015 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in the company's Quarterly Reports on Form 10-Q filed on Aug. 2, 2016 and Nov. 1, 2016, (a) under the heading "Forward-Looking Statements." (b) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations, (c) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 3, 11 and 12, and (d) ITEM 1A. Risk Factors; and (3) other factors discussed in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

Year Over Year Earnings Variance $0.97 $1.09 $1.84 $2.06 Q3 2015 Q3 2016 YTD Q3 2015 YTD Q3 2016 EPS 2015 vs 2016 NOVEMBER 1, 2016 INVESTOR UPDATE 3  Q3 Earnings Variance Drivers Gross Margin Higher revenues from regulatory rate review SPP Assessment – ($7M) Higher COLI – $10M Higher distribution O&M for improving long-term grid reliability – ($4M)  YTD Q3 Variance Drivers Gross Margin Higher revenues from regulatory rate review SPP Assessment – ($7M) Lower interest expense – $13M Merger expenses – ($10M) Full Earnings Package is available under Supplemental Materials within the investor section of the company website at www.WestarEnergy.com.

Additional Earnings Detail  Merger Related Expenses  Q3 -- $1.9M  YTD Q3 -- $9.8M  Weather Estimate  Q3 -- $0.01 /share weather compared to 2015 -- $0.02/share compared to normal  YTD Q3 – ($0.03)/share weather compared to 2015 -- ($0.01)/share compared to normal  COLI  Q3 -- $10.2M  YTD Q3 -- $16.7M  Will record at least an additional $4.7M of COLI in Q4  Sales  ≈50% of industrial decline is due to chemical and oil sector down both for the year and quarter  Top 3 customers of sector showed 2.5% growth in the Q3  Construction & pet products sectors are up for the quarter and year  Reaffirm 2016 Guidance $2.38 - $2.53, with a bias towards the upper end  O&M/SGA guidance driver does not include the merger related expenses for the year NOVEMBER 1, 2016 INVESTOR UPDATE 4

Status of Approval Process NOVEMBER 1, 2016 INVESTOR UPDATE Successful Execution 5 Approval Process Stakeholder Filing Approval Add’l Info KCC FERC NRC SEC HSR Act  FCC Docket No. 16-KCPE-593-ACQ Docket No. 50-482 Docket No. EC16-146 WR Shareholders GXP Shareholders   Declared effective August 19, 2016 Shareholders Approved - September 26, 2016 ≈92% of votes cast approved Shareholders Approved - September 26, 2016 ≈96% of votes cast approved  Early termination of HSR waiting period     MPSC Settlement w/ Staff & OPC reached awaiting MPSC approval (Case No. EE-2017-0113) DOJ Voluntary antitrust inquiry closed 10/21/16

Timeline of Approval Process NOVEMBER 1, 2016 INVESTOR UPDATE 6 5/31/16 Announcement 6/28/16 KCC Filing 7/11/16 FERC Filing 7/14/16 SEC S-4 Filing 7/22/16 NRC Filing 8/19/16 SEC S-4 Declared Effective 9/26/16 Shareholder Meetings HSR Filing 10/21/16 Early Term HSR KCC Review Process 2nd Quarter – 2017 Expected Close